                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                McM CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 MCM CORPORATION

                                702 OBERLIN ROAD
                              POST OFFICE BOX 12317
                          RALEIGH, NORTH CAROLINA 27605

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 16, 1999

TO THE SHAREHOLDERS OF MCM CORPORATION:


         The Annual Shareholders' Meeting of McM Corporation will be held on Thursday, December 16, 1999, at 10:00 a.m. at the Executive Offices of McM Corporation, 702 Oberlin Road, Raleigh, North Carolina, for the following purposes:

         A.       To fix the number of directors for the coming year at six.

         B. To elect six directors for one-year terms of office as shown in the enclosed Proxy Statement.

         C. To conduct such other business as may properly come before the meeting.

         You are cordially invited to attend this meeting in person, but if you cannot be present, it is important that you sign, date and promptly return the enclosed Form of Proxy in the enclosed postage-paid envelope so your vote may be cast at the meeting.

         Shareholders of record at the close of business on November 12, 1999, the record date, are entitled to notice of and to vote at the Annual Shareholders' Meeting and any adjournment thereof. Further information regarding the meeting and the nominees for election as directors of McM Corporation is set forth in the accompanying Proxy Statement.

                                       By direction of the Board of Directors,


                                               Michael D. Blinson
                                               Senior Vice President/
                                               Corporate Secretary

         Date:    November 22, 1999
                  Raleigh, North Carolina

         Copies of the Form 10-K of McM Corporation for the year ended December 31, 1998, and the Form 10-Q for the period ended September 30, 1999, are enclosed.

                                 MCM CORPORATION

                                 PROXY STATEMENT

         The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Shareholders of McM Corporation (hereafter referred to as "McM" or the "Company") to be held at the Executive Offices of McM Corporation, 702 Oberlin Road, Raleigh, North Carolina, at 10:00 a.m. on Thursday, December 16, 1999. The address of McM's principal executive offices is 702 Oberlin Road, Post Office Box 12317, Raleigh, North Carolina 27605. This Proxy Statement and the attached Form of Proxy are being mailed to the shareholders of the Company on or about November 22, 1999.

                               PROXY SOLICITATION

         A Form of Proxy for use at the meeting is enclosed. This Form of Proxy will be voted in accordance with the specifications made thereon if it is properly executed and received by the Company prior to the time of the Annual Meeting. WHERE A CHOICE HAS BEEN SPECIFIED IN A PROXY FOR OR AGAINST THE PROPOSAL THEREIN, THIS PROXY WILL BE VOTED AS SPECIFIED. EACH PROXY WILL BE VOTED FOR EACH PROPOSAL UNLESS A CONTRARY CHOICE IS SPECIFIED.

         Directors are elected by a plurality of the votes cast by the shares entitled to vote at the Annual Meeting. Accordingly, votes "withheld" for director-nominee(s) will not count against the election of such director-nominee(s). The vote of a simple majority of the total McM shares represented at the Annual Meeting, present in person or by proxy, is required to fix the number of directors. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although both will count toward the presence of a quorum.

         This solicitation is being made by the Board of Directors of the Company, and the cost of this solicitation will be borne by the Company.

         A shareholder who signs and returns the enclosed Form of Proxy has the power to revoke it at any time before it is voted by notifying the Corporate Secretary of the Company in writing. Likewise, the enclosed proxy may be revoked by any later dated proxy.

         None of the matters expected to be presented at the Annual Meeting give rise to a dissenting shareholder's right to appraisal.

                                  CAPITAL STOCK

         Only shareholders at the close of business on November 12, 1999, (the "Record Date"), are entitled to vote at the Annual Meeting. On the Record Date there were issued and outstanding 4,700,828 shares of common stock having a par value of $1.00 per share. Each share shall be entitled to one vote.


                             PRINCIPAL SHAREHOLDERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         This information is incorporated by reference from Items 1(a), 10 and 12 of the Company's Form 10-K for the year ended December 31, 1998, (filed with the Securities and Exchange Commission on March 31, 1999), a copy of which is enclosed. The security ownership reported therein was still current as of October 31, 1999.

         The Trust Purchase Agreement between the McMillen Trust and IAT (more particularly described in Item 1(a) of the Company's Form 10-K for the year ended December 31, 1998, (which Item is incorporated herein by reference) reflects the possibility of IAT's purchase in the future of the Trust's 51% interest in the Company's voting securities. However, the Agreement provides that IAT is not bound to purchase, nor is the Trust bound to sell, the subject shares.

VOTING SECURITIES AND PRINCIPAL HOLDERS

         As a result of the tender offer transaction consummated on October 1, 1998, between the Company and IAT (which transaction is more particularly described in Item 1(a) of the Company's Form 10-K for the year ended December 31, 1998, (which Item is incorporated herein by reference) director Peter R. Kellogg became the beneficial owner of 41.2% of the Company's voting stock. Mr. Kellogg is the majority shareholder of IAT and is one of four directors on the Board of Directors of IAT. The source of consideration for the tender offer transaction was the liquid assets of IAT.

                             CORPORATE DEVELOPMENTS

         The information called for is incorporated by reference from Items 1(a) and 10 of the Company's Form 10-K for the year ended December 31, 1998, (filed with the Securities and Exchange Commission on March 31, 1999), a copy of which is enclosed.

                              ELECTION OF DIRECTORS

         The Board proposes the election of six directors of the Company, all of whom are currently directors of the Company, for a term of one year.

RESOLUTION DETERMINING NUMBER OF DIRECTORS TO BE ELECTED

         The bylaws of McM provide that the number of members of the Board of Directors shall be fixed by resolution of the shareholders. Accordingly, the McM Board of Directors recommends adoption of the following resolution:

         RESOLVED, pursuant to Article II, Section 1 of the Bylaws of McM Corporation, that the number of directors of the Company is hereby fixed at six.

NOMINEES

         The six directors will be elected at the Annual Meeting for a term of one year or until the election and qualification of their successors. It is not expected that any nominee will be unavailable to serve, but if such an event occurs, proxies will be voted for the election of a substitute nominee. All of the nominees are currently directors of the Company and its two property and casualty subsidiaries. Each of these directors, except Ms. Gorman, Mr. Kellogg and Mr. Kerbs, who were appointed to the Board effective October 1, 1998, received at least 98.3% of the shares voted in the last annual shareholders' election of directors.

         The following table sets forth the name and age of each director-nominee, the nominee's occupation, including positions and offices with the Company, the period during which he has served as a director, if applicable, together with the number of shares of common stock beneficially owned, directly or indirectly, by such director-nominee, if any, and the percentage of the outstanding shares that any such ownership represented at the close of business on October 31, 1999.

      NOMINEE'S
   NAME, PRINCIPAL
   OCCUPATION (IN                   PERIOD OF      AMOUNT AND       PERCENT
ADDITION TO DIRECTOR,              CONSECUTIVE       NATURE         OF CLASS
    IF APPLICABLE)                   SERVICE     OF BENEFICIAL    BENEFICIALLY
     AND ADDRESS              AGE     FROM         OWNERSHIP          OWNED
---------------------         ---  -----------   -------------    ------------

MICHAEL A. DIGREGORIO          53     1995             0                0
Vice President/Senior
   Trust Counsel
Wilmington Trust Company
Wilmington, DE

      NOMINEE'S
   NAME, PRINCIPAL
   OCCUPATION (IN                   PERIOD OF      AMOUNT AND       PERCENT
ADDITION TO DIRECTOR,              CONSECUTIVE       NATURE         OF CLASS
    IF APPLICABLE)                   SERVICE     OF BENEFICIAL    BENEFICIALLY
     AND ADDRESS              AGE     FROM         OWNERSHIP          OWNED
---------------------         ---  -----------   -------------    ------------

MARGUERITE R. GORMAN *         69     1998             0                0
Vice President
Spear, Leeds & Kellogg
New York, NY

PETER R. KELLOGG *             57     1998         1,938,592          41.2%
Senior Managing Director
Spear, Leeds & Kellogg
New York, NY

EDWARD A. KERBS *              48     1998             0                0
President
Oceanic Company, Inc.
Fair Haven, NJ

GEORGE E. KING                 68     1989             0                0
Chairman/Chief
   Executive Officer
McM Corporation
Raleigh, NC

STEPHEN L. STEPHANO            46     1992             0                0
President/Chief
   Operating Officer
McM Corporation
Raleigh, NC




Share ownership of all Directors,
   Nominees and Executive
   Officers of McM as a
   Group (6 persons) .....................         1,938,592          41.2%


------------
* In Section 5.1 of the Offer and Rights Agreement (more particularly described in Item 1(a) of the enclosed Form 10-K) the Company agreed to take all actions necessary to cause IAT's designees to be elected as directors of the Company. Likewise, in Section 5(a) of the Tender Agreement (more particularly described in Item 1(a) of the enclosed Form 10-K) the directors of McM as of July 16, 1998, (including Messrs. DiGregorio, King and Stephano listed above), agreed to appoint IAT designees to fill vacancies on the Company's Board of Directors. IAT's designees are indicated above by an asterisk *.

BUSINESS EXPERIENCE OF THE DIRECTORS

         Mr. DiGregorio has served as a director of McM since May 1995. He has also served for more than eight years as Vice President and Senior Trust Counsel with Wilmington Trust Company in Wilmington, Delaware, where he manages the Estate and Legal Services Division. A graduate of Temple University, Mr. DiGregorio was admitted to the Pennsylvania Bar in 1979, and was then employed as an Investigator for the United States Department of Labor. Prior to joining Wilmington Trust, Mr. DiGregorio worked as an Employee Benefits Attorney for the Fidelity Mutual Group in Radnor, Pennsylvania, and later at the law firm of Stradley, Ronon, Stevens & Young in Philadelphia, Pennsylvania.

         Ms. Gorman was appointed to serve as a director of McM on October 1, 1998. Ms. Gorman has worked for over forty years in the stock brokerage business at Spear, Leeds & Kellogg, a New York brokerage firm. She currently serves as a Vice President of Spear, Leeds & Kellogg.

         Mr. Kellogg was appointed to serve as a director of McM on October 1, 1998. Mr. Kellogg has worked for over thirty years in the stock brokerage business and has served as Senior Managing Director of Spear, Leeds & Kellogg, a New York stock brokerage firm, for over 20 years. Mr. Kellogg also serves on the Boards of Directors of the Ziegler Companies and Interstate Johnson/Lane, both public companies.

         Mr. Kerbs was appointed to serve as a director of McM on October 1, 1998. Mr. Kerbs has worked for over twenty years in the stock brokerage business. From 1984 - 1996, Mr. Kerbs served as Managing Director with Spear, Leeds & Kellogg, a New York stock brokerage firm. Since 1996, Mr. Kerbs has served as President of Oceanic Company, Inc., a private financial consulting firm.

         Mr. King has served as a director of McM since February 1989. Mr. King has also acted as Chairman of the Board of McM and Chairman of all of its subsidiaries since February 1989 when he was named President and Chief Executive Officer. He was elected Chairman Emeritus of McM in August 1996. He served as President of McM subsidiaries Occidental Life and Peninsular Life Insurance Companies until McM sold those companies on October 24, 1991. Through December 1988, Mr. King served as Executive Vice President of McM, to which position he was named in January 1985. Prior to his affiliation with McM, Mr. King was Deputy Commissioner and Chief Examiner with the North Carolina Department of Insurance.

         Mr. Stephano has served as a director of McM since August 1992. In August 1996, he was elected President of McM. In March 1995, he was elected Chief Executive Officer of McM subsidiaries Occidental Fire & Casualty Company of North Carolina and Wilshire Insurance Company after having been named President of both companies in July 1994. He was named Chief Operating Officer of McM and its subsidiaries in September 1992. Previously, Mr. Stephano was named Executive Vice

President of McM in January 1988. He had been named Senior Vice President/Chief Financial Officer of McM in January 1985. Mr. Stephano's various other previous positions at McM have been Vice President, Chief Financial Officer and Treasurer beginning in 1983; Vice President and Controller beginning in January 1983; Controller beginning in 1982. Prior to his employment with McM, he served on the professional staff of Ernst & Young, an international public accounting firm.

DIRECTORS' FEES

         The information called for is incorporated by reference from Item 11 of the Company's Form 10-K for the year ended December 31, 1998, (filed with the Securities and Exchange Commission on March 31, 1999), a copy of which is enclosed.

BOARD AND COMMITTEES OF THE BOARD

         The Board of Directors met thirteen times in formal session during the 1998 fiscal year. Directors of the Board also met one time for a special assignment during 1998.

         The committees of the McM Board are Audit, Executive, Personnel, Investment and Compensation. The Company does not have a nominating committee.

         The Audit Committee met two times during 1998. Peter R. Kellogg currently serves as Chairman. Through September 30, 1998, the Audit Committee consisted of R. Peyton Woodson III, Michael A. DiGregorio, Laurence F. Lee, Jr., Laurence F. Lee III and Claude G. Sanchez, Jr. Effective October 1, 1998, the Audit Committee consists of Mr. Kellogg, Edward A. Kerbs and Michael A. DiGregorio. The Audit Committee reviews the arrangement, scope and results of the external audit, considers comments made by the independent auditors with regard to internal controls and the response of management to such comments.

         The Executive Committee was reconstituted effective October 1, 1998. The Executive Committee met one time during 1998, with George E. King acting as Chairman. The Executive Committee consists of Mr. King, Peter R. Kellogg, Edward
A. Kerbs and Stephen L. Stephano. The Executive Committee has been granted the authority of the Board in the management of the business affairs of McM when the Board is not in session, including the responsibilities of the former Personnel and Investment Committees.

         The Personnel Committee met two times during 1998, with Michael A. DiGregorio acting as Chairman. The Personnel Committee consisted of Michael A. DiGregorio, George E. King, Laurence F. Lee, Jr., Laurence F. Lee III, Claude G. Sanchez, Jr., Stephen L. Stephano and R. Peyton Woodson III and was responsible for reviewing and monitoring compensation plans, including incentive compensation and benefit plans, other than those addressed by the Compensation Committee. As of

October 1, 1998, the Personnel Committee's responsibilities were assumed by the newly constituted Executive Committee.

         The Investment Committee met two times during 1998, with Laurence F. Lee, Jr. acting as Chairman. The Investment Committee consisted of Laurence F. Lee, Jr., Michael A. DiGregorio, George E. King, Laurence F. Lee III, Claude G. Sanchez, Jr., Stephen L. Stephano and R. Peyton Woodson III and was responsible for formulating investment strategy and policy and ratifying all investment transactions. As of October 1, 1998, the Investment Committee's responsibilities were assumed by the newly constituted Executive Committee.

         The Compensation Committee met three times during 1998. Mr. Laurence F. Lee, III served as Chairman until October 1, 1998, when Peter R. Kellogg succeeded him as Chairman. Through September 30, 1998, the Compensation Committee consisted of Laurence F. Lee III, Michael A. DiGregorio, Laurence F. Lee, Jr., Claude G. Sanchez, Jr. and R. Peyton Woodson III. Effective October 1, 1998, the Compensation Committee consists of Mr. Kellogg, Edward A. Kerbs and Michael A. DiGregorio. The Compensation Committee, comprised of independent directors who are not employees of McM or its subsidiaries, is charged with administering and monitoring the compensation and incentive plans for executive officers of McM and issues an annual report on compensation policies for inclusion in McM's proxy statement.

EXECUTIVE OFFICERS OF MCM CORPORATION

         Information regarding executive officers of McM, including the executive officers' summary compensation table, the retirement plan description, the retirement plan table and the table regarding aggregated option exercises in the last fiscal year and fiscal year-end option values is incorporated by reference from Item 11 of the Company's Form 10-K for the year ended December 31, 1998, (filed with the Securities and Exchange Commission on March 31, 1999), a copy of which is enclosed.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly percentage change on the cumulative total shareholder return on the Company's common stock against the cumulative total return of the S&P 500 Composite Index and the Center for Research in Security Prices Index (CRSP) for NASDAQ Stocks (U.S. Insurance Companies) Insurance Composite, comprised of 125 listed insurance companies, for the five-year period beginning December 31, 1993, and ending December 31, 1998. The values are based on the assumption that the value of the investment in McM and each comparative index was $100 on December 31, 1993, and that all dividends are reinvested.


                    COMPARISON OF FIVE YEAR CUMULATIVE RETURN
                    AMONG MCM CORPORATION, S&P 500 INDEX AND
                  CRSP INDEX FOR NASDAQ STOCKS (U.S. COMPANIES)


                                                              CRSP Index for
Measurement Period          McM                S&P            NASDAQ Stocks
(Fiscal Year Covered)       Corp.           500 INDEX         (U.S. Companies)
---------------------       -----           ---------         ----------------

Measurement Pt-12/31/93     $100              $100                 $100

FYE 12/31/94                $181.8            $101.4               $ 94.1
FYE 12/31/95                $381.8            $139.5               $133.7
FYE 12/31/96                $386.0            $172.0               $152.4
FYE 12/31/97                $239.0            $229.6               $223.6
FYE 12/31/98                $271.1            $296.1               $199.2

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

         McM subsidiary Occidental Fire & Casualty Company of North Carolina ("OF&C") is party to a Consulting Agreement dated January 1, 1999, with IAT whereby IAT pays to OF&C quarterly fees for various administrative, management, underwriting, claims, marketing, data processing and accounting services provided by OF&C to IAT. Under the agreement, IAT pays to OF&C consulting fees of $100,000.00 per calendar quarter.

         McM subsidiary Equity Holdings, Inc. ("Equity") is party to an Investment Agreement with IAT dated April 1, 1999, whereby Equity pays to IAT annual fees for investment management services provided by IAT. The annual fees paid by Equity to IAT could exceed $60,000.00 on an annual basis, depending on the Risk Compensation (as defined in the Agreement) payable under the Agreement.

         McM and IAT entered into an Offer and Rights Agreement dated July 16, 1998, setting forth certain duties in connection with the IAT tender offer consummated on October 1, 1998. For a more detailed description of the Offer and Rights Agreement, see Items 1(a) and 10 of the Company's Form 10-K for the year ended December 31, 1998, which Items are incorporated herein by reference.

CERTAIN BUSINESS RELATIONSHIPS

         Director-Nominee Peter R. Kellogg is the Executive Officer and controlling shareholder of IAT. During 1998, IAT made cash contributions of $26 million to McM in exchange for 26,000 shares of Series B PIK Preferred Stock of the Company. For a more detailed description of IAT's contribution, see Item 1(a) of the Company's Form 10-K for the year ended December 31, 1998, which Item is incorporated herein by reference.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors, which consists of independent directors who are not employees of the Company or its subsidiaries, has furnished the following report on executive compensation:

         The Compensation Committee of the Board of Directors in place prior to the consummation of the IAT tender offer made on October 1, 1998, focused primarily on traditional, more formal methods of compensation geared to Company profitability. After October 1, 1998, the membership of the Compensation Committee changed and the new Committee has pursued more progressive compensation policies focusing on a more aggressive approach to compensation with lower base salaries that are coupled with greater incentives available to executive officers in order to motivate those executive officers to improve Company efficiency and overall profitability.

         The base salaries are fixed at competitive levels paid to senior executives with comparable qualifications, experience and responsibilities as other companies engaged in the same or similar businesses as McM. The Committee reviews with the McM Board of Directors and recommends, and the Board approves, with any modifications it deems appropriate, an annual salary plan for the Company's executive officers (including the Chief Executive Officer). Such salary plan is based on industry, peer group and national surveys and performance judgments as to the past and expected future contributions of the individual senior executives.

         The incentive compensation plan for 1998 was closely tied to McM's success in achieving the previous year's financial performance goals of the ongoing property and casualty operations as defined in the McM Corporation Key Executive Incentive Compensation Plan. Any incentive compensation provided under the plan is dependent upon attaining a percentage of target plan income for each year as defined by the plan. Portions of the incentive awards under the plan are held back to be paid only upon the achievement of earnings performance in future years. No incentive awards were made during 1998 and portions of incentive awards from prior years that were being held back under the Plan were forfeited because required earnings performance was not achieved.

         Mr. King's base salary was increased 4% effective January 1, 1998. His base salary was determined after a careful evaluation by the Compensation Committee of competitive industry data and other subjective factors, including the importance of and the skills required for this key position as well as Mr. King's overall performance. Although the Compensation Committee has in the past considered awards under the Company's Employee Incentive Stock Option Plan and the Company's Equity Appreciation Rights Plan in developing compensation packages for its executive officers, the newly constituted Compensation Committee has determined not to utilize these plans at this time.


                  Respectfully submitted,

                  Compensation Committee
                  Peter R. Kellogg, Chairman
                  Michael A. DiGregorio
                  Edward A. Kerbs

                              INDEPENDENT AUDITORS

         The Board of Directors has not selected independent auditors of McM for the current fiscal year. The Audit Committee of the Board of Directors is expected to formally complete its decision regarding auditors in the near future. Ernst & Young, a nationally known firm of certified public accountants, has served as auditors of McM since its formation.

         Representatives of Ernst & Young will be present at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


                               ACTIONS TO BE TAKEN

         The Annual Meeting is called for the purposes set forth in the Notice. Management does not intend to present, and has not been informed that any other person intends to present, any matters for action at the Annual Meeting other than those specifically referred to in the Form of Proxy and this Proxy Statement. If any other matters are properly brought before the Annual Meeting, it is the intention of the proxy holders to vote on such matters in accordance with their judgment.


                              SHAREHOLDER PROPOSALS

         Appropriate proposals of shareholders intended to be presented at the Company's next annual meeting of shareholders must be received by the Company by August 17, 2000, for inclusion in its proxy statement and form of proxy relating to that meeting.


                          ANNUAL REPORT TO SHAREHOLDERS

         The 1998 Annual Report on Form 10-K of McM Corporation for the year ended December 31, 1998, and the Form 10-Q for the period ended September 30, 1999, are enclosed. The sections entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" from both reports are hereby incorporated by reference.

                                                                      Appendix A

                                McM CORPORATION

                702 Oberlin Road, Raleigh, North Carolina 27605

      THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT AND DIRECTORS OF
                                McM CORPORATION

The undersigned hereby appoints George E. King and Michael D. Blinson, or either of them, with the full power of substitution, attorneys-in-fact to vote the number of shares of McM Corporation the undersigned would be entitled to vote if personally present at the annual shareholders' meeting of McM Corporation to be held at the Executive Offices of McM Corporation, 702 Oberlin Road, Raleigh, North Carolina at 10:00 a.m., Eastern Time, December 16, 1999, and any adjournment, recess or postponement thereof, for the transaction of such business as may properly come before the meeting and specifically for the matters set forth on the reverse side.

This Proxy, when properly executed and received prior to the meeting, will be voted in the manner directed herein by the undersigned. You are urged to mark the boxes you deem appropriate and otherwise complete this proxy according to your judgment; however, if no direction is given, the proxy will be voted FOR proposals 1 and 2.

-------------------------------------------------------------------------------
Please sign, date and return this proxy in the enclosed postage-paid envelope.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Please sign exactly as shares are registered. If shares are held by joint tenants, all parties in the joint tenancy must sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________



[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                      -----------------------------------
                                McM CORPORATION
                      -----------------------------------

CONTROL NUMBER:
RECORD DATE SHARES:

                                               -------------------------------
Please be sure to sign and date this Proxy.    Date
------------------------------------------------------------------------------

-------------------------------------    -------------------------------------
        Shareholder sign here                      Co-owner sign here

1. Resolution to fix the number of Directors at six.

                           For    Against    Abstain
                           [ ]      [ ]        [ ]

2. Election of Directors:

                             Michael A. DiGregorio
                              Marguerite R. Gorman
                                Peter R. Kellogg
                                Edward A. Kerbs
                                 George E. King
                              Stephen L. Stephano

                        For All      With-      For All
                        Nominees     hold       Except
                          [ ]         [ ]         [ ]

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

3. In their discretion, the attorneys-in-fact are authorized to vote upon such other matters as may properly come before the meeting.


Mark box at right if an address change has been noted     [ ]
on the reverse side of this card.

DETACH CARD                                                        DETACH CARD